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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE COMMISSION

       Date of Report (Date of earliest event reported): January 31, 2002

                                CYTYC CORPORATION
             (Exact name of Registrant as specified in its charter)

                         85 SWANSON ROAD, BOXBOROUGH, MA
                    (Address of principal executive offices)

                                      01719
                                   (Zip Code)

                                 (978) 263-8000
               Registrant's telephone number, including area code

          DELAWARE                 0-27558                  02-0407755
State or other jurisdiction    Commission File (IRS Employer Identification No.)
      of Incorporation             Number)

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ITEM  5.  OTHER EVENTS.

          On January 31, 2002, Cytyc Corporation issued a press release announcing a stock repurchase program. A copy of the press release issued by the registrant on January 31, 2002 concerning the program is filed herewith as
Exhibit 99.1 and is incorporated herein by reference.

ITEM  7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits.

               Exhibit 99.1 - Cytyc Corporation Press Release dated January 31, 2002.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CYTYC CORPORATION

Date:  February 5, 2002                By: /s/ A. Suzanne Meszner-Eltrich
                                           ------------------------------
                                           A. Suzanne Meszner-Eltrich
                                           Vice President, Human Resources &
                                             General Counsel

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                                  EXHIBIT INDEX

Exhibit No.                        Description
-----------                        -----------
Exhibit 99.1 Press Release of Registrant, dated January 31, 2002, announcing Registrant's stock repurchase program.